CONFIDENTIAL

280 East Grand Avenue

South San Francisco, CA 94080

Tel (650) 624-3000 Fax (650) 624-3010

June 18, 2007

GlaxoSmithKline 2301 Renaissance Boulevard Building #510 RN0420 King of Prussia, Pennsylvania	19406
Attn:	Scott Klesmer

Director, Alliance Management

Re: Second Extension of the Research Term with respect to CENP-E under that certain Collaboration and License Agreement by and between Glaxo Group Limited, a GlaxoSmithKline company, (“GSK”) and Cytokinetics, Inc. (“CK”), dated June 20, 2001, as amended (the “Collaboration Agreement”)

Dear Scott:

Pursuant to this letter amendment to the Collaboration Agreement (the “Letter Amendment”), GSK and CK desire to further extend the Research Term solely with respect to that certain Mitotic Kinesin Target known as CENP-E, all on the terms set forth herein.

Now therefore, GSK and CK agree, effective as of June 19, 2007, as follows:

1.	All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

2.	Notwithstanding GSK’s obligation to notify CK in writing of its exercise of its option to extend the Research Term under Section 2.8.1 of the Collaboration Agreement, the Research Term is hereby extended for an additional one-year period to expire on June 19, 2008 solely with respect to CENP-E to allow for the conduct of Research Program activities directed to CENP-E. In addition, the first two occurrences of “June 19, 2007” in Section 5(a) of the “Amendment to Collaboration and License Agreement” between CK and GSK, dated November 27, 2006 (the “November 2006 Amendment”) are hereby changed to “June 19, 2008.”

3.	For clarity, in light of the present extension, GSK may only extend its rights under Section 4.2.3 of the Collaboration Agreement and only with respect to CENP-E for a further [***]-year Extension Period under Section 4.2.2 of the Collaboration Agreement, as contemplated in Section 4.2.2(d) of the Collaboration Agreement and subject to the November 2006 Amendment, unless otherwise agreed by the Parties.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.	Except for the amendment of Section 5(a) of the November 2006 Amendment in the manner described in paragraph 2 above, the November 2006 Amendment is unaffected by this Letter Amendment.

5.	The Research Plan for the extended Research Term is attached as Exhibit A hereto.

6.	The Parties hereby agree that the number of JRC representatives shall be four (4) for each of GSK and CK. All other terms and conditions of Section 2.2(a) remain unchanged. GSK hereby notifies CK that its JRC representatives shall be those individuals identified in Exhibit B hereto; and CK hereby notifies GSK that its JRC representatives shall be those individuals identified in Exhibit B hereto.

7.	Notwithstanding Section 2.8.1 of the Collaboration Agreement, GSK has no obligation to fund any CK FTEs during this extension of the Research Term for CENP-E.

8.	Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Letter Amendment.

9.	Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Letter Amendment may be modified or amended except expressly in a writing signed by both Parties, nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This Letter Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

Please sign and return two copies of this Letter Amendment if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum
Robert I. Blum
President and Chief Executive Officer

Cytokinetics, Inc.

Agreed and accepted:

GLAXO GROUP LIMITED

/s/ Paul Blackburn
Name: Paul Blackburn
Title: Director

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cc:	SVP WW Business Development, GlaxoSmithKline Lisa A. DeMarco, Esq., Vice President & Associate General Counsel, GlaxoSmithKline, R&D Legal Operations

Kenneth A. Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

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Exhibit A

Research Plan *

[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit B

JRC Members

[***]

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.